(LOGO)

ANNUAL REPORT
DECEMBER 31, 1999

Prudential
Equity Fund, Inc.

(GRAPHIC)

A Message from the Fund's President               February 3, 2000

(PHOTO)

Dear Shareholder,

Prudential Equity Fund returned 12.50% (Class A shares) in
1999. It was helped by a surge of value-style stocks in the second quarter, but this broad-based value rally was not sustained. The Fund's returns were supported by its industrial commodities--including oil companies--and by its investment banks. However, Tandy, which owns the Radio Shack chain, was among its largest holdings for most of the year, and made the largest single contribution to its return. Its hospital management and tobacco companies performed poorly.

New benchmark
Our benchmark in this report reflects the new categories for mutual funds introduced by Lipper Inc. in September 1999. Funds are now classified by their actual holdings instead of by their objectives. They are in peer groups with the same investment style--value, growth, or core--and with holdings of the same general market capitalization--small-, mid-, large-, or multi-cap
(for diversified market capitalizations). Prudential Equity Fund is classified as a multi-cap value fund because it currently holds less of the companies with giant-sized capitalizations than the S&P 500 and much more of companies with mid-sized capitalizations. The Fund has this focus because the strong market preference for larger-cap companies in recent years has not left many value opportunities there.

Because the value investing style has been out of favor, Lipper's new classification shows the Fund's stock selection to better advantage. Prudential Equity Fund (Class A shares) beat the 7.78% Lipper Average of funds investing with a similar style by more than 4 1/2 percentage points. Moreover, it has had above-average performance compared with this peer group of value investors over the past three- and ten-year periods.

Style diversification
Recently, growth investing has had an unusually long run of outperforming value. Historically, each style has had periods of superior performance that eventually come to an end.
Prudential recommends owning funds in both stock investment styles so that you may have a more consistent return over such changes in market favor. In the following pages, Tom Jackson explains why he thinks value investing has trailed recently, and what has affected his investment performance.

Sincerely,

John R. Strangfeld
President
Prudential Equity Fund, Inc.

Performance Review

(PHOTO)

Thomas R. Jackson
Fund Manager

Investment Goals and Style

Prudential Equity Fund invests primarily in stocks of major, established companies, located mostly in the United States.
The Fund looks for bargains in the current market, using a strict value investment style. We look for stocks whose prices seem too low given their underlying earnings, cash flow, or book value. Historically, stocks that are inexpensive on these value measures subsequently have tended to outperform the market averages. Of course, there can be no assurance that past trends will continue or that the Fund will achieve its investment objective of long-term growth of capital.

Although our return in 1999 was well ahead of the Lipper Average of similar value-oriented funds, it trailed the S&P 500 substantially. Many shareholders were disappointed. I'd like to explain what I think is happening, and why I'm sticking to my strategy.

New economy/old economy
In 1999, the majority (63%) of stocks listed on the New York Stock Exchange actually declined in value. Entire sectors--such as healthcare, consumer staples, and utilities-- had negative average returns, while the strongest gains were concentrated in technology stocks. Many investors believe--and we agree--that technology will transform the way people live and how business is done, but they appear to focus on technology stocks almost to the exclusion of others. I'd like to look more closely at who is going to profit from this technological watershed.

Conventional wisdom today contrasts new economy with old economy companies. New economy companies provide information technology equipment or services; old economy companies provide clothing, food, transportation, retail services, financial services, medical care, and industrial goods such as metals, energy commodities, and construction equipment. It is clear that demand for old economy products and services is not going to go away. What does this mean for investors?

Opportunities in technology have been attracting both entrepreneurial young people and investment capital to new companies at a rapid rate. As a result, competition is fierce and unpredictable. Many new economy companies make no profits, while many of those that do are likely to find their profits squeezed by new competitors because of the easy

Mid-cap is not mid-size

Prudential Equity Fund is classified multi-cap because many of its holdings are mid-cap, but this doesn't mean they are small companies. Market capitalization (the total price of all of a company's outstanding shares) is the market's valuation of the company. It is affected by changes in investor favor as well as by company size or earnings potential. As a value fund, we hold many mid-cap stocks because their share prices are currently depressed. This has happened to many very large old economy companies, such as Georgia-Pacific. It is ranked No. 122 in the Fortune 500 and had 1998 sales of $13.2 billion, yet its market cap was only $8.7 billion at year end, in the mid-cap range, because forest product companies have been out of favor.

availability of venture financing. While competition may constrain profits, share prices are often at multiples of today's sales that were unheard of until last year. Some investors have done well from this intense activity, especially in the short term, but we think the risks are high.

Don't count on old economy companies to forfeit!
What about old economy companies? Many are using technological advances to transform their operations. Many manufacturers, including the auto companies, are moving toward building on demand and using Internet-based procurement to reduce costs.
Retailers are reducing inventories and eliminating waste.
Many businesses are tracking their customers' purchases more closely to improve inventory management. Established retailers with familiar brand names and customer loyalty can add new capacities to their existing strengths. Many, notably bookstores and clothing companies, are now selling from their own websites with the added advantage of having "brick-and-mortar" sites where you can see the actual product or return unwanted goods. Moreover, existing brand franchises give them an advertising cost advantage. When a company with established expertise adds the

Performance at a Glance
Cumulative Total Returns1                      As of 12/31/99
                                       One      Five       Ten       Since
                                       Year     Years     Years    Inception2
Class A                               12.50%    134.46%    N/A       320.76%
Class B                               11.69     126.02    270.83%   1343.20
Class C                               11.69     126.02     N/A       126.04
Class Z                               12.81      N/A       N/A       73.00
Lipper Multi-Cap Value Fund Avg.3      7.78     135.37    253.34      ***

Average Annual Total Returns1                          As of 12/31/99
                                       One      Five       Ten       Since
                                       Year     Years     Years    Inception2
Class A                                6.87%    17.37%     N/A       14.96%
Class B                                6.69     17.61     14.00%     16.17
Class C                                9.57     17.48      N/A       16.04
Class Z                               12.81      N/A       N/A       15.37

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class B, 3/15/82;
Class C, 8/1/94; and Class Z, 3/1/96.

3 Lipper average returns are for all funds in each share class for the one- , five- , and ten-year periods in the Multi-Cap Value Fund category. The Lipper average is unmanaged. Multi-Cap Value funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time.
Multi-Cap Value funds will generally have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P(R) Mid-Cap 400 Index. Multi-Cap
Value funds seek long-term growth of capital by investing in companies that are considered undervalued, relative to a major, unmanaged stock index (such as the S&P(R)
Mid-Cap 400 Index), based on price/earnings, book value, asset value, or other factors.

(R)S&P is a registered trademark of The McGraw-Hill Companies, Inc.

***Lipper Since Inception returns are 275.40% for Class A,
1207.05% for Class B, 135.61% for Class C, and 70.44% for
Class Z, based on all funds in each share class.

Review Cont'd.

benefits of new technology, it is often in a stronger position than an enterprise starting from scratch. Moreover, companies that sell services, such as hospital management, can benefit from improved procurement, while the demand for many of the labor-intensive health services is not likely to be reduced by technology.

Here's where we have found value
The recent steep advances in growth stocks have increased the value differentials between new and old economy stocks, providing ample opportunities today.

Upward pressure on commodity prices
Commodity prices are rising across the board--nickel is up 98%, zinc 21%, aluminum 16%, etc. The price of oil more than doubled in 1999, and continues to rise in 2000. Industrial stocks often become value priced when investors are fearful about the economy, and move up rapidly when investors become more optimistic. That happened in 1999. Alcoa (aluminum), one of the Fund's holdings, which also benefited from a tight market in alumina ore and excellent management, had very strong returns in 1999. Our 1999 performance also was enhanced by our largest industry focus: paper companies such as Georgia-Pacific, Mead, Willamette, and Weyerhauser. Worldwide growth in capacity has slowed, as company managers are more reluctant than in the past to build without seeing a respectable return on their investment. Higher operating rates lead to better pricing and higher profits.

Integrated oil companies, such as Elf Aquitaine, Atlantic
Richfield, and Kerr-McGee, also had strong returns in 1999, benefiting from OPEC's production controls and increasing demand from the reviving Asian economies. We took our profits on Elf Aquitaine.

Tandy: classic value
We bought Tandy when its price was depressed because of unwise investments in new businesses in which it had no competitive advantage. Now it is focusing on its Radio
Shack retail locations, providing sales outlets for the very competitive computer and cellular telephone industries. Its stock rose 140% in 1999, driven by two years of double-digit increases in same-store sales and by strong profit growth. We have taken some profits, but it is still a large holding.

Stock market activity is good for broker/investment banks
The high rate of stock issuance and merger and acquisition activity, as well as strong investor activity in the markets, benefited our shares in Morgan Stanley Dean Witter, Citigroup, and Lehman Brothers. We took some profits, selling our holdings in American Express and reducing our holdings in Citigroup, Morgan Stanley Dean Witter, and Lehman Brothers. With rising interest rates and stocks at all-time highs, it seemed reasonable to take some of your money off the table.

Portfolio Composition
Sectors expressed as a percentage of total net assets as of 12/31/99

Consumer Growth     23.3%
Industrial          22.1
Finance             18.7
Technology          11.3
Consumer Cyclical    9.5
Utility              6.2
Energy               5.5
Cash & Equivalents   3.4

Looking Ahead
Growth and value investing styles often have very different returns. In 1999, the S&P/BARRA Growth Index finished 16 percentage points ahead of the corresponding value index, but in 1993, value stocks were 15 percentage points in front. That's an example of why Prudential recommends that shareholders participate in both styles. Over the long run, value investing has been very successful, and the track record of Prudential Equity Fund has been better than that of the average value fund.

Reversals in market favor are very difficult, if not impossible, to time. However, rising interest rates have historically been associated with value markets. So have periods of economic expansion. After all, if earnings growth will be widespread, why pay more for it? Value differentials are very broad today, so it is relatively inexpensive to buy value stocks.
We think we are well positioned for the future.

Five Largest Holdings             Expressed as a percentage of net
                                  assets as of 12/31/99
Security/Industry
% of Net Assets                   Comments

Eastman Kodak Co.
Photography
3.3% Inexpensive because it's perceived as old economy. A very strong franchise in photography; adding digital imaging to its product line while increasing sales and earnings. Focused on becoming more cost-competitive. We think the expanding U.S. market for digital photography and the expanding global market for film (which is relatively cheap) mean strong earnings growth.


Columbia/HCA Healthcare Corp.
Health Care
3.1% Largest hospital chain in the United States. Stock suffered from federal investigation into its Medicare and referral procedures. New management stopped aggressive expansion to focus on getting operations under control. Pricing for the hospital industry appears to have bottomed. Should benefit from growth in healthcare demand as the average age in the United States rises.


Tenet Healthcare Corp.
Health Care
3.0% Second-largest hospital chain in the United States. Sales were up 10% in 1999. Should benefit from recovery of industry pricing, continued cost-control efforts, and the growth in healthcare demand as the U.S. population ages.


Georgia-Pacific Corp.
Paper & Forest Products
2.9% Second-largest forest and paper products company in the world. Demand for paper is high, while additional industry capacity is being restrained, leading to rising prices for paper products, rising sales, and higher earnings. Earnings per share at Georgia-Pacific Corp. are particularly sensitive to improvements in industry pricing.


Wellpoint Health Networks, Inc.
Health Care
2.9% A converted California Blue Cross/Blue Shield company with very strong management, innovative product design, well-above-average enrollment and earnings growth, and high returns on capital. Should benefit from continued growth in the demand for healthcare and the recovery in industry pricing.

Portfolio of Investments as
of December 31, 1999                      PRUDENTIAL EQUITY FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Aluminum--2.8%
1,670,000   Alcoa, Inc.                          $  138,610,000
------------------------------------------------------------
Apparel--0.4%
  641,808   Jones Apparel Group, Inc.(a)             17,409,042
------------------------------------------------------------
Automobiles & Trucks--1.5%
  377,422   Delphi Automotive Systems Corp.           5,944,396
  540,000   General Motors Corp.                     39,251,250
  404,800   Navistar International Corp.(a)          19,177,400
  248,800   PACCAR, Inc.                             11,024,950
                                                 --------------
                                                     75,397,996
------------------------------------------------------------
Banks & Financial Services--8.4%
1,473,134   Bank of America Corp.                    73,932,913
1,884,300   Bank of New York Co., Inc.               75,372,000
  315,200   Chase Manhattan Corp.                    24,487,100
1,182,601   Citigroup, Inc.                          65,708,268
  196,500   J.P. Morgan & Co., Inc.                  24,881,813
  609,000   Lehman Brothers Holdings, Inc.           51,574,687
  139,612   Mellon Financial Corp.                    4,755,534
  384,750   Mercantile Bankshares Corp.              12,287,953
  383,400   Morgan Stanley Dean Witter & Co.         54,730,350
  450,000   Republic New York Corp.                  32,400,000
                                                 --------------
                                                    420,130,618
------------------------------------------------------------
Chemicals--1.0%
  828,800   Eastman Chemical Co.                     39,523,400
  506,900   Wellman, Inc.                             9,441,013
                                                 --------------
                                                     48,964,413
------------------------------------------------------------
Computer Hardware--6.5%
2,973,350   Compaq Computer Corp.                    80,466,284
  977,000   Hewlett-Packard Co.                     111,316,938
2,773,900   Seagate Technology, Inc.(a)             129,159,719
                                                 --------------
                                                    320,942,941
Construction & Housing--0.5%
1,100,000   Centex Corp.                         $   27,156,250
------------------------------------------------------------
Diversified Consumer Products--3.8%
  750,000   Gibson Greetings, Inc.(a)                 6,726,562
1,600,000   Loews Corp.                              97,100,000
3,360,000   Nabisco Group Holdings Corp.             35,700,000
2,147,900   Sara Lee Corp.                           47,388,044
                                                 --------------
                                                    186,914,606
------------------------------------------------------------
Diversified Manufacturing--0.8%
  900,000   American Standard Companies,
              Inc.(a)                                41,287,500
------------------------------------------------------------
Electronics--4.8%
1,937,700   Arrow Electronics, Inc.(a)               49,169,137
  776,300   Avnet, Inc.                              46,966,150
2,544,000   Harris Corp.                             67,893,000
  465,000   Hitachi, Ltd., ADR (Japan)               75,271,875
                                                 --------------
                                                    239,300,162
------------------------------------------------------------
Fertilizers--0.3%
  350,000   Potash Corp. of Saskatchewan, Inc.
              (Canada)                               16,865,625
------------------------------------------------------------
Funeral Services--0.4%
3,065,900   Service Corp. International(a)           21,269,681
------------------------------------------------------------
Health Care--13.1%
5,191,300   Columbia/HCA Healthcare Corp.           152,169,981
4,270,940   Foundation Health Systems, Inc.(a)       42,442,466
4,359,700   HEALTHSOUTH Corp.(a)                     23,433,388
  273,226   LifePoint Hospitals, Inc.(a)              3,227,482
  963,600   PacifiCare Health Systems, Inc.(a)       51,070,800
6,269,574   Tenet Healthcare Corp.(a)               147,334,989
  273,226   Triad Hospitals, Inc.(a)                  4,132,543

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as
of December 31, 1999                       PRUDENTIAL EQUITY FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Health Care (cont'd.)
1,623,500   United HealthCare Corp.              $   86,248,438
2,157,600   Wellpoint Health Networks, Inc.(a)      142,266,750
                                                 --------------
                                                    652,326,837
------------------------------------------------------------
Hotels & Leisure--0.8%
3,111,700   Hilton Hotels Corp.                      29,950,113
  967,200   Park Place Entertainment Corp.(a)        12,090,000
                                                 --------------
                                                     42,040,113
------------------------------------------------------------
Industrial Technology--0.1%
  250,200   Gerber Scientific, Inc.                   5,488,763
------------------------------------------------------------
Insurance--8.3%
  552,800   American Financial Group, Inc.           14,580,100
  648,164   American General Corp.                   49,179,444
1,962,400   AXA Financial, Inc.                      66,476,300
1,891,600   Chubb Corp.                             106,520,725
2,805,363   Old Republic International Corp.         38,223,071
2,600,700   SAFECO Corp.                             64,692,412
1,144,400   St. Paul Companies, Inc.                 38,551,975
  589,400   Tokio Marine & Fire Insurance Co.,
              Ltd., ADR (Japan)                      34,848,275
                                                 --------------
                                                    413,072,302
------------------------------------------------------------
Metals-Non Ferrous--3.3%
3,461,100   Freeport-McMoRan Copper & Gold,
              Inc. (Class A)(a)                      64,246,669
  487,000   Freeport-McMoRan Copper & Gold,
              Inc. (Class B)(a)                      10,287,875
2,758,800   Newmont Mining Corp.                     67,590,600
  342,335   Phelps Dodge Corp.                       22,979,237
                                                 --------------
                                                    165,104,381
------------------------------------------------------------
Office Equipment & Supplies--0.8%
4,566,000   IKON Office Solutions, Inc.              31,105,875
2,544,000   Lanier Worldwide, Inc.(a)                 9,858,000
                                                 --------------
                                                     40,963,875
Oil & Gas Exploration/Production--5.6%
  300,000   Amerada Hess Corp.                   $   17,025,000
  912,100   Atlantic Richfield Co.                   78,896,650
  562,319   Kerr-McGee Corp.                         34,863,778
1,100,000   Occidental Petroleum Corp.               23,787,500
1,744,770   Total Fina S.A., ADR (France)           120,825,322
                                                 --------------
                                                    275,398,250
------------------------------------------------------------
Paper & Forest Products--13.4%
  643,900   Fort James Corp.                         17,626,763
2,832,500   Georgia-Pacific Corp.                   143,749,375
1,046,000   Georgia-Pacific Corp. (Timber
              Group)                                 25,757,750
1,616,000   International Paper Co.                  91,203,000
2,047,000   Mead Corp.                               88,916,562
  752,500   Rayonier, Inc.                           36,355,156
1,101,500   Temple-Inland, Inc.                      72,630,156
1,260,000   Weyerhaeuser Co.                         90,483,750
2,112,100   Willamette Industries, Inc.              98,080,644
                                                 --------------
                                                    664,803,156
------------------------------------------------------------
Photography--3.3%
2,501,400   Eastman Kodak Co.                       165,717,750
------------------------------------------------------------
Restaurants--2.5%
1,644,200   CKE Restaurants, Inc.                     9,659,675
6,457,300   Darden Restaurants, Inc.                117,038,562
                                                 --------------
                                                    126,698,237
------------------------------------------------------------
Retail--6.1%
1,694,800   Consolidated Stores Corp.(a)             27,540,500
3,110,000   Dillard's, Inc.                          62,783,125
6,000,000   Kmart Corp.(a)                           60,375,000
1,417,300   Pep Boys - Manny, Moe & Jack             12,932,863
  625,000   Sears, Roebuck & Co.                     19,023,438
1,845,800   Tandy Corp.                              90,790,287
2,125,000   Toys 'R' Us, Inc.(a)                     30,414,062
                                                 --------------
                                                    303,859,275

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as
of December 31, 1999                          PRUDENTIAL EQUITY FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Steel - Producers--0.1%
1,373,300   Birmingham Steel Corp.(a)            $    7,295,656
------------------------------------------------------------
Telecommunications--4.2%
  876,082   ALLTEL Corp.                             72,441,030
1,494,650   AT&T Corp.                               75,853,488
2,409,900   Loral Space & Communications,
              Ltd.(a)                                58,590,694
                                                 --------------
                                                    206,885,212
------------------------------------------------------------
Tobacco--1.3%
1,865,000   Philip Morris Companies, Inc.            43,244,687
1,120,000   R.J. Reynolds Tobacco Holdings,
              Inc.                                   19,740,000
                                                 --------------
                                                     62,984,687
------------------------------------------------------------
Utilities--2.1%
  170,000   American Electric Power Co., Inc.         5,461,250
  570,000   GPU, Inc.                                17,064,375
1,130,448   KeySpan Corp.                            26,212,263
  974,519   Reliant Energy, Inc.                     22,292,122
  979,600   Unicom Corp.                             32,816,600
                                                 --------------
                                                    103,846,610
------------------------------------------------------------
Waste Management--0.6%
1,580,010   Waste Management, Inc.                   27,156,422
                                                 --------------
            Total long-term investments
              (cost $3,581,190,842)               4,817,890,360
                                                 --------------

Principal
Amount
(000)
SHORT-TERM INVESTMENTS--3.5%
------------------------------------------------------------
Commercial Paper--2.4%
            Baus Funding LLC
$  25,000   6.20%, 1/31/00                       $   24,870,833
            Falcon Asset Securitization Corp.
   38,285   Zero Coupon, 1/13/00                     38,208,558
    5,050   6.13%, 2/3/00                             5,021,623
            Old Line Funding Corp.
   13,734   6.25%, 1/20/00                           13,688,697
            Windmill Funding Corp.
   25,000   6.10%, 1/27/00                           24,889,861
   11,000   6.11%, 1/28/00                           10,949,593
                                                 --------------
            Total commercial paper
              (cost $117,629,165)                   117,629,165
                                                 --------------
------------------------------------------------------------
Repurchase Agreement--1.1%
   56,181   Joint Repurchase Agreement
              Account,
              2.83%, 1/3/00 (Note 5)
              (cost $56,181,000)                     56,181,000
                                                 --------------
            Total short-term investments
              (cost $173,810,165)                   173,810,165
                                                 --------------
------------------------------------------------------------
Total Investments--100.3%
            (cost $3,755,001,007; Note 4)         4,991,700,525
            Liabilities in excess of other
              assets--(0.3%)                        (12,608,015)
                                                 --------------
            Net Assets--100%                     $4,979,092,510
                                                 --------------
                                                 --------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Statement of Assets and Liabilities                 PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1999
Investments, at value (cost $3,755,001,007).............................................................       $ 4,991,700,525
Cash....................................................................................................               253,593
Dividends and interest receivable.......................................................................             8,161,355
Receivable for Fund shares sold.........................................................................             3,698,451
Deferred expenses and other assets......................................................................               104,707
                                                                                                              -----------------
   Total assets.........................................................................................         5,003,918,631
                                                                                                              -----------------
Liabilities
Payable for Fund shares reacquired......................................................................            17,738,475
Distribution fee payable................................................................................             2,496,785
Management fee payable..................................................................................             1,886,139
Accrued expenses and other liabilities..................................................................             1,429,049
Payable for investments purchased.......................................................................             1,076,517
Forward currency contracts - amount payable to counterparties...........................................               172,486
Deferred Directors' fees................................................................................                26,670
                                                                                                              -----------------
   Total liabilities....................................................................................            24,826,121
                                                                                                              -----------------
Net Assets..............................................................................................       $ 4,979,092,510
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................       $     2,583,012
   Paid-in capital in excess of par.....................................................................         3,623,182,029
                                                                                                              -----------------
                                                                                                                 3,625,765,041
   Undistributed net investment income..................................................................             2,361,582
   Accumulated net realized gain on investments.........................................................           114,438,855
   Net unrealized appreciation on investments and foreign currencies....................................         1,236,527,032
                                                                                                              -----------------
Net assets, December 31, 1999...........................................................................       $ 4,979,092,510
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($2,240,249,990 / 116,129,521 shares of common stock issued and outstanding)......................               $19.29
   Maximum sales charge (5% of offering price)..........................................................                  1.02
                                                                                                              -----------------
   Maximum offering price to public.....................................................................                $20.31
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($2,351,200,014 / 122,077,524 shares of common stock issued and outstanding)......................               $19.26
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value and redemption price per share
      ($82,736,964 / 4,295,877 shares of common stock issued and outstanding)...........................               $19.26
   Sales charge (1% of offering price)..................................................................                  .19
                                                                                                              -----------------
   Offering price to public.............................................................................               $19.45
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($304,905,542 / 15,798,248 shares of common stock issued and outstanding).........................               $19.30
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

PRUDENTIAL EQUITY FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
                                                 December 31,
Net Investment Income                                1999
Income
   Dividends (net of foreign withholding
      taxes of $1,135,398)..................     $  99,040,729
   Interest.................................        12,280,863
                                               -----------------
      Total income..........................       111,321,592
                                               -----------------
Expenses
   Management fee...........................        24,100,287
   Distribution fee--Class A................         5,543,526
   Distribution fee--Class B................        26,662,689
   Distribution fee--Class C................           860,782
   Transfer agent's fees and expenses.......         6,780,000
   Reports to shareholders..................           626,000
   Registration fees........................           290,000
   Custodian's fees and expenses............           281,000
   Directors' fees and expenses.............            45,000
   Audit fee and expenses...................            30,000
   Legal fees and expenses..................            30,000
   Miscellaneous............................           127,903
                                               -----------------
      Total expenses........................        65,377,187
                                               -----------------
Net investment income.......................        45,944,405
                                               -----------------
Realized and Unrealized
Gain (Loss) on Investments and
Foreign Currency Transactions
Net realized gain (loss) on:
   Investment transactions..................       646,667,889
   Foreign currency transactions............            (2,950)
                                               -----------------
                                                   646,664,939
                                               -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments..............................       (97,082,959)
   Foreign currencies.......................          (173,241)
                                               -----------------
                                                   (97,256,200)
                                               -----------------
Net gain on investments and foreign
   currencies...............................       549,408,739
                                               -----------------
Net Increase in Net Assets
Resulting from Operations...................     $ 595,353,144
                                               -----------------
                                               -----------------

PRUDENTIAL EQUITY FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                  Year Ended December 31,
in Net Assets                        1999                1998
Operations
   Net investment income.....   $    45,944,405     $    55,919,449
   Net realized gain on
      investments and foreign
      currency
      transactions...........       646,664,939         668,341,418
   Net change in unrealized
      appreciation
      (depreciation) on
      investments and foreign
      currencies.............       (97,256,200)       (297,985,109)
                               -----------------    ---------------
   Net increase in net assets
      resulting from
      operations.............       595,353,144         426,275,758
                               -----------------    ---------------
Dividends and distributions
   (Note 1)
   Dividends from net
      investment income
      Class A................       (28,805,414)        (28,885,221)
      Class B................       (13,641,876)        (17,096,879)
      Class C................          (456,451)           (476,903)
      Class Z................        (4,692,283)         (4,978,773)
                               -----------------    ---------------
                                    (47,596,024)        (51,437,776)
                               -----------------    ---------------
   Distributions from net
      realized capital gains
      Class A................      (273,294,379)       (155,041,927)
      Class B................      (312,998,178)       (215,519,773)
      Class C................       (10,688,756)         (6,228,203)
      Class Z................       (38,537,773)        (22,058,351)
                               -----------------    ---------------
                                   (635,519,086)       (398,848,254)
                               -----------------    ---------------
Fund share transactions (net
   of share conversions)
   (Note 6)
   Proceeds from shares
      sold...................     4,402,962,271       6,813,992,163
   Net asset value of shares
      issued in reinvestment
      of dividends and
      distributions..........       655,203,376         431,480,103
   Cost of shares
      reacquired.............    (5,601,791,028)     (6,953,915,648)
                               -----------------    ---------------
   Net increase (decrease) in
      net assets from Fund
      share transactions.....      (543,625,381)        291,556,618
                               -----------------    ---------------
Total increase (decrease)....      (631,387,347)        267,546,346
Net Assets
Beginning of year............     5,610,479,857       5,342,933,511
                               -----------------    ---------------
End of year (a)..............   $ 4,979,092,510     $ 5,610,479,857
                               -----------------    ---------------
                               -----------------    ---------------
---------------
(a) Includes undistributed
    net investment income....   $     2,361,582     $     4,016,752
                               -----------------    ---------------
                               -----------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Notes to Financial Statements                       PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------
Prudential Equity Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund invests primarily in common stocks of major, established corporations.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities traded on an exchange and NASDAQ National Market System securities are valued at the last reported sales price on the exchange or system on which they are traded or, if no sale was reported on that date, at the mean between the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are value by an independent pricing agent or principal market maker. Short-term securities which mature in more than 60 days are valued based at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee based upon procedures adopted by the Board of Directors in consultation with the manager or subadviser.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the current rate of exchange.

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities, disposition of foreign currency, gains or losses realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
--------------------------------------------------------------------------------
                                       9

Notes to Financial Statements                       PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of capital loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income and increase accumulated net realized gain on investments and foreign currencies by $3,551. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $500 million,
 .475 of 1% of the next $500 million of average daily net assets and .45 of 1% of the Fund's average daily net assets in excess of $1 billion.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'). The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1%, respectively, of the average daily net assets of Class A, Class B and Class C shares for the year ended December 31, 1999.

PIMS has advised the Fund that it has received approximately $910,100 and $136,300 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended December 31, 1999, it received approximately $5,458,200 and $35,600 in contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders, respectively.

PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended December 31, 1999. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions.
--------------------------------------------------------------------------------
                                       10

Notes to Financial Statements                       PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended December 31, 1999, the Fund incurred fees of approximately $5,747,900 for the services of PMFS. As of December 31, 1999, approximately $485,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

For the year ended December 31, 1999, Prudential Securities Incorporated, a wholly owned subsidiary of The Prudential Insurance Company of America, earned $264,017 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1999 aggregated $437,959,534 and $667,991,750, respectively.

The federal income tax basis of the Fund's investments at December 31, 1999 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $1,236,699,518 (gross unrealized appreciation--$1,627,230,044; gross unrealized depreciation--$390,530,526).

The Fund will elect to treat net currency losses of approximately $177,100 incurred in the two month period ended December 31, 1999 as having been incurred in the following fiscal year.

At December 31, 1999, the Fund had outstanding forward currency contracts to sell foreign currencies as follows:

                              Value at
Forward Currency             Settlement          Current
Sale Contracts             Date Receivable        Value        Depreciation
------------------------   ---------------     -----------     ------------
Japanese Yen,
 expiring 3/30/2000          $38,626,821       $38,799,307      $  (172,486)
                           ---------------     -----------     ------------
                           ---------------     -----------     ------------

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1999, the Fund had a 7.93% undivided interest in the joint account. The undivided interest for the Fund represents $56,181,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

ABN AMRO, Inc., 2.75%, in the principal amount of $90,000,000, repurchase price $90,020,625, due 1/3/2000. The value of the collateral including accrued interest was $91,800,968.

Bear, Stearns & Co., Inc., 2.75%, in the principal amount of $210,000,000, repurchase price $210,048,125, due 1/3/2000. The value of the collateral including accrued interest was $221,923,528.

Lehman Brothers, Inc., 2.50%, in the principal amount of $100,000,000, repurchase price $100,020,833, due 1/3/2000. The value of the collateral including accrued interest was $101,979,049.

Morgan (J.P.) Securities, Inc., 3.00%, in the principal amount of $120,000,000, repurchase price $120,030,000, due 1/3/2000. The value of the collateral including accrued interest was $122,400,783.

Morgan (J.P.) Securities, Inc., 4.50%, in the principal amount of $78,685,000, repurchase price $78,714,507, due 1/3/2000. The value of the collateral including accrued interest was $80,259,686.

Salomon Smith Barney, Inc., 2.00%, in the principal amount of $110,000,000, repurchase price $110,018,333, due 1/3/2000. The value of the collateral including accrued interest was $112,231,078.

------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.
--------------------------------------------------------------------------------
                                       11

Notes to Financial Statements                       PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------
Transactions in shares of common stock were as follows:

Class A                               Shares          Amount
---------------------------------  ------------   ---------------
Year ended December 31, 1999:
Shares sold......................   177,649,766   $ 3,645,037,492
Shares issued in reinvestment of
  dividends......................    14,887,348       287,460,109
Shares reacquired................  (203,602,465)   (4,166,822,984)
                                   ------------   ---------------
Net decrease in shares
  outstanding before
  conversions....................   (11,065,351)     (234,325,383)
Shares issued upon conversion
  from Class B...................    11,272,942       232,069,406
                                   ------------   ---------------
Net increase (decrease) in shares
  outstanding....................       207,591   $    (2,255,977)
                                   ------------   ---------------
                                   ------------   ---------------
Year ended December 31, 1998:
Shares sold......................   257,279,581   $ 5,379,932,743
Shares issued in reinvestment of
  dividends......................     8,698,400       174,395,442
Shares reacquired................  (257,576,459)   (5,396,913,633)
                                   ------------   ---------------
Net increase in shares
  outstanding before
  conversions....................     8,401,522       157,414,552
Shares issued upon conversion
  from Class B...................    11,176,872       225,279,045
                                   ------------   ---------------
Net increase in shares
  outstanding....................    19,578,394   $   382,693,597
                                   ------------   ---------------
                                   ------------   ---------------
Class B
---------------------------------
Year ended December 31, 1999:
Shares sold......................    28,723,418   $   588,852,845
Shares issued in reinvestment of
  dividends......................    16,308,918       313,982,958
Shares reacquired................   (59,782,294)   (1,212,006,187)
                                   ------------   ---------------
Net decrease in shares
  outstanding before
  conversions....................   (14,749,958)     (309,170,384)
Shares reacquired upon conversion
  into Class A...................   (11,310,483)     (232,069,406)
                                   ------------   ---------------
Net decrease in shares
  outstanding....................   (26,060,441)  $  (541,239,790)
                                   ------------   ---------------
                                   ------------   ---------------
Year ended December 31, 1998:
Shares sold......................    57,870,061   $ 1,203,484,100
Shares issued in reinvestment of
  dividends......................    11,185,741       223,571,853
Shares reacquired................   (65,658,297)   (1,355,114,612)
                                   ------------   ---------------
Net increase in shares
  outstanding before
  conversions....................     3,397,505        71,941,341
Shares reacquired upon conversion
  into Class A...................   (11,145,974)     (225,279,045)
                                   ------------   ---------------
Net decrease in shares
  outstanding....................    (7,748,469)  $  (153,337,704)
                                   ------------   ---------------
                                   ------------   ---------------

Class C                               Shares          Amount
---------------------------------  ------------   ---------------
Year ended December 31, 1999:
Shares sold......................     2,648,837   $    54,352,108
Shares issued in reinvestment of
  dividends......................       555,178        10,671,295
Shares reacquired................    (3,410,316)      (69,046,229)
                                   ------------   ---------------
Net decrease in shares
  outstanding....................      (206,301)  $    (4,022,826)
                                   ------------   ---------------
                                   ------------   ---------------
Year ended December 31, 1998:
Shares sold......................     3,508,923   $    72,836,611
Shares issued in reinvestment of
  dividends......................       328,636         6,521,538
Shares reacquired................    (2,977,095)      (61,439,724)
                                   ------------   ---------------
Net increase in shares
  outstanding....................       860,464   $    17,918,425
                                   ------------   ---------------
                                   ------------   ---------------
Class Z
---------------------------------
Year ended December 31, 1999:
Shares sold......................     5,576,859   $   114,719,826
Shares issued in reinvestment of
  dividends......................     2,230,904        43,089,014
Shares reacquired................    (7,591,295)     (153,915,628)
                                   ------------   ---------------
Net increase in shares
  outstanding....................       216,468   $     3,893,212
                                   ------------   ---------------
                                   ------------   ---------------
Year ended December 31, 1998:
Shares sold......................     7,643,141   $   157,738,709
Shares issued in reinvestment of
  dividends......................     1,343,793        26,991,270
Shares reacquired................    (6,851,762)     (140,447,679)
                                   ------------   ---------------
Net increase in shares
  outstanding....................     2,135,172   $    44,282,300
                                   ------------   ---------------
                                   ------------   ---------------

--------------------------------------------------------------------------------
                                       12

Financial Highlights                                PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

                                                                  Class A
                                   ----------------------------------------------------------------------
                                                          Year Ended December 31,
                                   ----------------------------------------------------------------------
                                      1999           1998           1997           1996           1995
                                   ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
   year........................    $    19.76     $    19.85     $    17.26     $    16.44     $    13.24
                                   ----------     ----------     ----------     ----------     ----------
Income from investment
   operations
Net investment income..........           .26            .31            .38            .35            .27
Net realized and unrealized
   gain on investments and
   foreign currencies..........          2.15           1.37           3.70           2.52           3.88
                                   ----------     ----------     ----------     ----------     ----------
   Total from investment
      operations...............          2.41           1.68           4.08           2.87           4.15
                                   ----------     ----------     ----------     ----------     ----------
Less distributions
Dividends from net investment
   income......................          (.27)          (.28)          (.36)          (.35)          (.27)
Distributions in excess of net
   investment income...........            --             --             --           (.01)            --
Distributions from net realized
   capital gains...............         (2.61)         (1.49)         (1.13)         (1.69)          (.68)
                                   ----------     ----------     ----------     ----------     ----------
   Total distributions.........         (2.88)         (1.77)         (1.49)         (2.05)          (.95)
                                   ----------     ----------     ----------     ----------     ----------
Net asset value, end of year...    $    19.29     $    19.76     $    19.85     $    17.26     $    16.44
                                   ----------     ----------     ----------     ----------     ----------
                                   ----------     ----------     ----------     ----------     ----------
TOTAL RETURN(a):...............         12.50%          8.41%         23.88%         17.94%         31.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
   (000).......................    $2,240,250     $2,290,659     $1,912,802     $1,443,466     $1,158,111
Average net assets (000).......    $2,217,410     $2,088,616     $1,709,030     $1,233,792     $  908,365
Ratios to average net assets:
   Expenses, including
      distribution fees........           .86%           .85%           .88%           .89%           .91%
   Expenses, excluding
      distribution fees........           .61%           .60%           .63%           .64%           .66%
   Net investment income.......          1.25%          1.41%          1.87%          2.07%          1.82%
For Class A, B, C and Z shares:
   Portfolio turnover..........             9%            25%            13%            19%            18%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

Financial Highlights                                PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

                                                                  Class B
                                   ----------------------------------------------------------------------
                                                          Year Ended December 31,
                                   ----------------------------------------------------------------------
                                      1999           1998           1997           1996           1995
                                   ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
   year........................    $    19.73     $    19.83     $    17.24     $    16.43     $    13.24
                                   ----------     ----------     ----------     ----------     ----------
Income from investment
   operations
Net investment income..........           .13            .14            .22            .22            .16
Net realized and unrealized
   gain on investments and
   foreign currencies..........          2.12           1.37           3.72           2.51           3.87
                                   ----------     ----------     ----------     ----------     ----------
   Total from investment
      operations...............          2.25           1.51           3.94           2.73           4.03
                                   ----------     ----------     ----------     ----------     ----------
Less distributions
Dividends from net investment
   income......................          (.11)          (.12)          (.22)          (.22)          (.16)
Distributions in excess of net
   investment income...........            --             --             --           (.01)            --
Distributions from net realized
   capital gains...............         (2.61)         (1.49)         (1.13)         (1.69)          (.68)
                                   ----------     ----------     ----------     ----------     ----------
   Total distributions.........         (2.72)         (1.61)         (1.35)         (1.92)          (.84)
                                   ----------     ----------     ----------     ----------     ----------
Net asset value, end of year...    $    19.26     $    19.73     $    19.83     $    17.24     $    16.43
                                   ----------     ----------     ----------     ----------     ----------
                                   ----------     ----------     ----------     ----------     ----------
TOTAL RETURN(a):...............         11.69%          7.55%         23.05%         17.14%         30.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
   (000).......................    $2,351,200     $2,923,060     $3,090,767     $2,626,479     $2,140,895
Average net assets (000).......    $2,666,269     $3,135,980     $2,924,413     $2,417,900     $1,891,160
Ratios to average net assets:
   Expenses, including
      distribution fees........          1.61%          1.60%          1.63%          1.64%          1.66%
   Expenses, excluding
      distribution fees........           .61%           .60%           .63%           .64%           .66%
   Net investment income.......           .49%           .66%          1.12%          1.37%           .99%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

Financial Highlights                                PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

                                                           Class C                                          Class Z
                                   -------------------------------------------------------     ----------------------------------
                                                   Year Ended December 31,                          Year Ended December 31,
                                   -------------------------------------------------------     ----------------------------------
                                    1999        1998        1997        1996        1995         1999         1998         1997
                                   -------     -------     -------     -------     -------     --------     --------     --------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
   period......................    $ 19.73     $ 19.83     $ 17.24     $ 16.43     $ 13.24     $  19.76     $  19.87     $  17.26
                                   -------     -------     -------     -------     -------     --------     --------     --------
Income from investment
   operations
Net investment income..........        .10         .16         .25         .22         .16          .31          .35          .42
Net realized and unrealized
   gain on investments and
   foreign currencies..........       2.15        1.35        3.69        2.51        3.87         2.16         1.36         3.72
                                   -------     -------     -------     -------     -------     --------     --------     --------
   Total from investment
      operations...............       2.25        1.51        3.94        2.73        4.03         2.47         1.71         4.14
                                   -------     -------     -------     -------     -------     --------     --------     --------
Less distributions
Dividends from net investment
   income......................       (.11)       (.12)       (.22)       (.22)       (.16)        (.32)        (.33)        (.40)
Distributions in excess of net
   investment income...........         --          --          --        (.01)         --           --           --           --
Distributions from net realized
   capital gains...............      (2.61)      (1.49)      (1.13)      (1.69)       (.68)       (2.61)       (1.49)       (1.13)
                                   -------     -------     -------     -------     -------     --------     --------     --------
   Total distributions.........      (2.72)      (1.61)      (1.35)      (1.92)       (.84)       (2.93)       (1.82)       (1.53)
                                   -------     -------     -------     -------     -------     --------     --------     --------
Net asset value, end of
   period......................    $ 19.26     $ 19.73     $ 19.83     $ 17.24     $ 16.43     $  19.30     $  19.76     $  19.87
                                   -------     -------     -------     -------     -------     --------     --------     --------
                                   -------     -------     -------     -------     -------     --------     --------     --------
TOTAL RETURN(a):...............     11.69%       7.55%      23.05%       17.14%      30.62%       12.81%        8.56%       24.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000).......................    $82,737     $88,839     $72,244     $47,477     $23,894     $304,906     $307,921     $267,121
Average net assets (000).......    $86,078     $82,907     $60,434     $36,745     $12,190     $302,528     $311,816     $ 57,646
Ratios to average net assets:
   Expenses, including
      distribution fees........      1.61%       1.60%       1.63%        1.64%       1.66%         .61%         .60%         .63%
   Expenses, excluding
      distribution fees........       .61%        .60%        .63%         .64%        .66%         .61%         .60%         .63%
   Net investment income.......       .50%        .67%       1.11%        1.37%       1.03%        1.50%        1.67%        2.11%
                                   March 1,
                                   1996(c)
                                   Through
                                 December 31,
                                     1996
                                 ------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
   period......................    $  17.10
                                 ------------
Income from investment
   operations
Net investment income..........         .37
Net realized and unrealized
   gain on investments and
   foreign currencies..........        1.88
                                 ------------
   Total from investment
      operations...............        2.25
                                 ------------
Less distributions
Dividends from net investment
   income......................        (.39)
Distributions in excess of net
   investment income...........        (.01)
Distributions from net realized
   capital gains...............       (1.69)
                                 ------------
   Total distributions.........       (2.09)
                                 ------------
Net asset value, end of
   period......................    $  17.26
                                 ------------
                                 ------------
TOTAL RETURN(a):...............       13.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000).......................    $128,752
Average net assets (000).......    $124,631
Ratios to average net assets:
   Expenses, including
      distribution fees........         .64%(b)
   Expenses, excluding
      distribution fees........         .64%(b)
   Net investment income.......        2.43%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

Report of Independent Accountants                   PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Equity Fund, Inc. (the 'Fund') at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 11, 2000

Tax Information (Unaudited)                         PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 1999) as to the federal tax status of dividends paid by the Fund during its fiscal year ended December 31, 1999.

During 1999, the Fund paid dividends of $2.876 per Class A share, $2.715 per Class B share, $2.715 per Class C share and $2.926 per Class Z share. Of these amounts, $2.41 per Class A, B, C and Z shares represent distributions from long-term capital gains and is taxable as such. The remaining $0.466 per Class A share, $0.305 per Class B share, $0.305 per Class C share and $0.516 per Class Z share represent dividends from ordinary income (net investment income and short-term capital gains). Further, we wish to advise you that 98.66% of the ordinary income dividends paid in 1999 qualified for the corporate dividends received deduction available to corporate taxpayers.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
--------------------------------------------------------------------------------
                                       16

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials-- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return.
The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument
(or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price.
An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Comparing a $10,000 Investment
--------------------------------------------------------
Prudential Equity Fund, Inc. vs. the S&P 500 Index

Class A
(GRAPH)

Average Annual Total Returns
With Sales Charge    As of 12/31/99
Since Inception         14.96%
Five Years              17.37%
One Year                 6.87%

Without Sales Charge    As of 12/31/99
Since Inception             15.56%
Five Years                  18.58%
One Year                    12.50%


Class B
(GRAPH)

Average Annual Total Returns
With Sales Charge    As of 12/31/99
Since Inception          16.17%
Ten Years                14.00%
Five Years               17.61%
One Year                  6.69%

Without Sales Charge    As of 12/31/99
Since Inception            16.17%
Ten Years                  14.00%
Five Years                 17.71%
One Year                   11.69%


Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The information beneath the graphs is designed to give you an idea of how much the Fund's returns canfluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class (or for the past ten years for Class B shares).

These graphs compare a $10,000 investment in the Prudential Equity Fund, Inc. (Class A, B, C, and Z shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values of Class A, C, and Z shares at the commencement of operations, at the beginning of the ten-year period for Class B shares, and at the end of the fiscal year (December
31), as measured on a quarterly basis, beginning in 1990 for Class A, 1989 for Class B, 1994 for Class C, and 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C

Class C
(GRAPH)
Average Annual Total Returns
With Sales Charge    As of 12/31/99
Since Inception           16.04%
Five Years                17.48%
One Year                   9.57%

Without Sales Charge    As of 12/31/99
Since Inception           16.25%
Five Years                17.71%
One Year                  11.69%


Class Z
(GRAPH)

Average Annual Total Returns
                        As of 12/31/99
Since Inception             15.37%
One Year                    12.81%

shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on December 31, 1999; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class
Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities in the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

The Prudential Mutual Fund Family

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
   Prudential Small-Cap Index Fund
   Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund
   Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund
Target Funds
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
   Small Capitalization Growth Fund
   Small Capitalization Value Fund
Asset Allocation/Balanced Funds
Prudential Balanced Fund
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund

GLOBAL FUNDS
Global Stock Funds
Prudential Developing Markets Fund
   Prudential Developing Markets Equity Fund
   Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Index Series Fund
   Prudential Europe Index Fund
   Prudential Pacific Index Fund
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund
Global Utility Fund, Inc.

Target Funds
   International Equity Fund

Global Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

BOND FUNDS
Taxable Bond Funds
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
   Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
   Prudential Bond Market Index Fund
Prudential Structured Maturity Fund, Inc.
   Income Portfolio

Target Funds
   Total Return Bond Fund
Tax-Exempt Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   Massachusetts Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
   Money Market Series
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series

Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852

Fund Symbols
               NASDAQ     CUSIP
    Class A    PBQAX    744316100
    Class B    PBQFX    744316209
    Class C    PRECX    744316308
    Class Z    PEQZX    744316407


visit our website at www.prudential.com

Directors
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E. H. Morrison, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795


The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(ICON)   Printed on Recycled Paper

Fund Symbols
               NASDAQ     CUSIP
    Class A    PBQAX    744316100
    Class B    PBQFX    744316209
    Class C    PRECX    744316308
    Class Z    PEQZX    744316407


visit our website at www.prudential.com

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.


MF101E        (ICON) Printed on Recycled Paper